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                           Prudential Technology Fund
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                       SUPPLEMENT DATED FEBRUARY 11, 2000
                        TO PROSPECTUS DATED MAY 20, 1999

   The following information amends the information contained in the Prospectus on page 1 under 'Risk/Return Summary-Investment Objective and Principal Strategies' and on page 8 under 'How the Funds Invest-Investment Objective and Policies-Division of Assets':

   Prudential Technology Fund has two separate portfolios, the 'Strategically Managed' portfolio and the 'Enhanced Index' portfolio. The Strategically
Managed portfolio holds those equity-related securities in which the portfolio managers have the highest confidence. The portfolio managers use fundamental and quantitative analyses to select individual securities.

   Each reference in the Prospectus to Prudential Technology Fund's 'Concentrated' portfolio is changed to the 'Strategically Managed' portfolio.

MF188C1